UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 20, 2024

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE

As previously disclosed, on July 25, 2024, Helmerich & Payne, Inc., a Delaware corporation (the “Company”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”), among the Majority Sellers named therein (the “Majority Sellers”), the Management Seller named therein, Ocorian Limited, a private company limited by shares incorporated in Jersey (the “Trustee”), HP Global Holdings Limited, a private company limited by shares incorporated in Jersey and a wholly owned subsidiary of the Company (the “Purchaser”), and, for certain purposes set forth therein, KCA Deutag International Limited, a private company limited by shares incorporated in Jersey (“KCA Deutag”), which provides for the acquisition of KCA Deutag by the Purchaser.

On December 20, 2024, the Company, the Majority Sellers, the Trustee, the Purchaser and KCA Deutag entered into a Deed of Amendment to the Purchase Agreement (the “Deed of Amendment”). The Deed of Amendment serves to vary the terms of the Purchase Agreement to provide, among other things, that the consummation of the transactions contemplated by the Purchase Agreement would occur no earlier than January 15, 2025. The Company expects to consummate the transactions contemplated by the Purchase Agreement in January 2025, subject to regulatory approvals and other customary closing conditions.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title: Date:	Corporate Secretary December 23, 2024